Exhibit 99.1

JetBlue Airways Corporation

CERTIFICATION PERSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report on Form 10-K of JetBlue Airways Corporation for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on February 18, 2003 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of JetBlue Airways Corporation.

Date: February 18, 2003	By:	/s/ DAVID G. NEELEMAN
David G. Neeleman
Chief Executive Officer

Date: February 18, 2003	By:	/s/ JOHN D. OWEN
John D. Owen
Executive Vice President and
Chief Financial Officer